Exhibit 10.1

NINTH AMENDMENT TO TERM LOAN AGREEMENT

This NINTH Amendment to Term Loan Agreement (this “Amendment”) is entered into as of the 8th day of January, 2025, among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereto as the subsidiary guarantors from time to time (the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the lenders (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders.

Recitals

The Borrower, the Administrative Agent and the Lenders have entered into a certain Term Loan Agreement dated as of September 29, 2016 (as amended by that certain First Letter Amendment dated as of October 28, 2016, that certain Second Amendment to Term Loan Agreement dated as of June 18, 2018, that certain Third Letter Amendment dated as of October 3, 2018, that certain Fourth Amendment to Term Loan Agreement dated as of July 23, 2021, that certain Fifth Amendment to Term Loan Agreement dated as of November 29, 2022, that certain Sixth Amendment to Term Loan Agreement dated as of May 30, 2023, that certain Seventh Amendment to Term Loan Agreement dated as of January 23, 2024 and that certain Eighth Amendment to Term Loan Agreement dated as of July 15, 2024, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. The Borrower has requested that the Administrative Agent and the Lenders make amendments to certain provisions of the Loan Agreement and the Administrative Agent and the Lenders are willing to make such amendments to the Loan Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

AMENDMENTS
1.1
Amendments to Loan Agreement.
(a)
Section 1.01 of the Loan Agreement is hereby amended by adding the following new definitions:
(i)
“Extension Date” has the meaning specified in Section 2.16.
(ii)
“Extension Fee” has the meaning specified in Section 2.08(d).
(iii)
“Extension Request” has the meaning specified in Section 2.16.
(b)
Clause (a) in the definition of “Maturity Date” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with “(a) January28, 2028,”.
(c)
Section 2.08 of the Loan Agreement is hereby amended by adding the following new subsection (d):

“(d) Extension Fee. The Borrower shall pay to the Administrative Agent on each Extension Date, for the account of each Lender, a Facility extension fee, in an amount equal to 0.15% of the aggregate principal balance of each Lender’s Commitment then outstanding (the “Extension Fee”).”

(d)
Section 2.16 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.16 Extensions of the Maturity Date. The Borrower may request, by written notice to the Administrative Agent, (a) at least 30 days but not more than 90 days prior to the Maturity Date, a twelve month extension of the Maturity Date with respect to the Commitments then outstanding and (b) thereafter, at least 30 days but not more than 90 days prior to the Maturity Date (as extended pursuant to clause (a) of this sentence) a single additional twelve month extension of the Maturity Date with respect to the Commitments then outstanding (each, an “Extension Request”). The Administrative Agent shall promptly notify each Lender of such Extension Request and the Maturity Date in effect at such time shall, effective as of the applicable Extension Date (as defined below), be extended for an additional twelve month period, provided that, on such Extension Date the Administrative Agent shall have received (i) payment in full of the Extension Fee set forth in Section 2.08(d) and (ii) such certificates or other information as may be required pursuant to Section 3.02. “Extension Date” means, in the case of each extension option, the first date after the delivery by the Borrower of the related Extension Request that the conditions set forth in the immediately preceding sentence are satisfied. In the event that an extension is effected pursuant to this Section 2.16 (but subject to provisions of Sections 2.05, 2.06 and 6.01), the aggregate principal amount of all Advances in respect of the Facility shall be repaid in full ratably to the applicable Lenders on the Maturity Date as so extended. As of the Extension Date, any and all references in this Agreement or any of the other Loan Documents to the “Maturity Date” shall refer to the Maturity Date as so extended.

(e)
Section 2.17(a)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(i) in no event shall the aggregate amount of the Facility at any time exceed $350,000,000 and”

(f)
Section 3.02 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.02 Conditions Precedent to Each Borrowing, Extension and Increase. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the Initial Borrowing) and the right of the Borrower to request an extension of the Maturity Date pursuant to Section 2.16 or a Commitment Increase pursuant to Section 2.17 shall be subject to the satisfaction of the conditions set forth in Section 3.01 (to the extent not previously satisfied pursuant to that Section) and such further conditions precedent that on the date of such Borrowing, Extension Date or increase (i) (A) the Administrative Agent shall have received for the account of such Lender a Notice of Borrowing, a notice requesting an extension of the Maturity Date or a notice requesting a Commitment Increase and (B) the following statements shall be true and the Administrative Agent shall have received for the account of such Lender (to the extent not previously included in an applicable

Notice of Borrowing) a certificate signed by a Responsible Officer of the Borrower, dated the date of such Borrowing, Extension Date or increase, stating that:

(a) the representations and warranties contained in each Loan Document are true and correct on and as of such date in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under this Agreement), before and after giving effect to (1) such Borrowing, extension or increase, and (2) in the case of any Borrowing, the application of the proceeds therefrom, as though made on and as of such date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date);

(b) no Default or Event of Default has occurred and is continuing, or would result from (1) such Borrowing, extension or increase or (2) in the case of any Borrowing, from the application of the proceeds therefrom; and

(c) for each Borrowing, extension or increase, before and after giving effect to such Borrowing, extension or increase, the Parent shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form reasonably satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants;

and (ii) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request in order to confirm (A) the accuracy of the Loan Parties’ representations and warranties contained in the Loan Documents, (B) the Loan Parties’ timely compliance with the terms, covenants and agreements set forth in the Loan Documents, (C) the absence of any Default or Event of Default and (D) the rights and remedies of the Administrative Agent or any Lender or the ability of the Loan Parties to perform their Obligations under the Loan Documents.”

(g)
Section 3.03 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.03 Determinations Under Sections 3.01 and 3.02. For purposes of determining compliance with the conditions specified in Sections 3.01 and 3.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Closing Date (in the case of Section 3.01) or the applicable Borrowing, Extension Date or increase (in the case of Section 3.02) specifying its objection thereto and, in the case of a

Borrowing, such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of such Borrowing.”

(h)
Section 9.01(a)(viii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(viii) extend the Maturity Date, other than as provided by Section 2.16, without the consent of each Lender,”

(i)
Section 9.02 of the Loan Agreement is hereby amended by adding the following new subsection (f):

“(f) Notwithstanding anything to the contrary contained herein, if the Borrower and the Administrative Agent agree, the Borrower may request a Borrowing, continuation or Conversion of Advances through the Credit Management Module of PNC’s PINACLE® system in accordance with the applicable security procedures therefor. Each request submitted through the Credit Management Module of PNC’s PINACLE® system in accordance with the applicable security procedures therefor shall be deemed delivered to the Administrative Agent (i) in the form required by Sections 2.02(a), 2.07 or 2.09, as applicable, and (ii) on the date and time such request was submitted through the Credit Management Module of PNC’s PINACLE® system.”

(j)
The schedule set forth on Schedule I attached to the Loan Agreement is hereby deleted in its entirety and replaced with the schedule attached hereto as Annex I.
Article II

REALLOCATION OF LENDER PRO RATA SHARES
2.1
Reallocation of Lender Pro Rata Shares; No Novation. On the Amendment Effective Date (as defined below), all Advances currently outstanding in respect of the Facility shall be deemed to have been simultaneously reallocated among the Lenders as follows:
(a)
Each Lender that will have a greater Pro Rata Share of the Facility upon the Amendment Effective Date than its Pro Rata Share of the Facility immediately prior to the Effective Date (each, a “Purchasing Lender”), without executing any Assignment and Acceptance, shall be deemed to have purchased assignments pro rata from each Lender that will have a smaller Pro Rata Share of the Facility upon the Amendment Effective Date than its Pro Rata Share of the Facility immediately prior to the Amendment Effective Date (each, a “Selling Lender”) of all such Selling Lender’s rights and obligations under the Loan Agreement and the other Loan Documents as a Lender (collectively, the “Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Lender shall have its respective Commitment as set forth on the schedule attached hereto as Annex I and a corresponding Pro Rata Share of all Advances then outstanding under the Facility. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the Advances and without recourse, representation or warranty, except that each Selling Lender shall be deemed to represent and warrant to each Purchasing Lender that the Assigned Rights and Obligations of such Selling Lender are not subject to any Liens created by that Selling Lender. For the avoidance of doubt, in no event shall the aggregate amount of each Lender’s Advances outstanding at any time exceed its Commitment as set forth on the schedule attached hereto as Annex I.
(b)
The Borrower shall, upon written demand by any Lender (with a copy of such demand to the Administrative Agent), promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of the reallocations set forth in Section 2.2(a) above in respect of

Adjusted Term SOFR Advances to the extent such reallocations take place on a day other than the last day of the Interest Period for such Adjusted Term SOFR Advances.
(c)
The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Lender required to make a payment pursuant to this Section 2.2 shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section 2.2, pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in Schedule I of the Loan Agreement or at such other address as such Lender may request in writing to the Administrative Agent.
(d)
Nothing in this Amendment shall be construed as a discharge, extinguishment or novation of the Obligations of the Loan Parties outstanding under the Loan Agreement or any instruments securing the same, which Obligations shall remain outstanding under the Loan Agreement after the date hereof as Advances except as expressly modified hereby or by instruments executed concurrently with this Amendment.
Article III

CONDITIONS TO EFFECTIVENESS
3.1
Closing Conditions.
(a)
This Amendment shall become effective on the first date on which, and only if, each of the following conditions precedent shall have been satisfied (such date, the “Amendment Effective Date”):
(i)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Guarantors;
(ii)
The Administrative Agent shall have received replacement Notes duly executed by the Borrower and payable to the order of each Lender that has requested the same in a principal amount equal to the Commitment of such Lender on the Amendment Effective Date;
(iii)
The Administrative Agent shall have received counterparts of this Amendment executed by all of the Lenders; and
(iv)
All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
(b)
The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein.
Article IV

MISCELLANEOUS
4.1
Amended Terms. On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Loan Documents shall hereafter mean the Loan Agreement as amended and modified by this Amendment. Except as specifically amended and modified hereby, the Loan Agreement and each of the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect according to their respective terms.

4.2
Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)
It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)
After giving effect to this Amendment, the representations and warranties set forth in Article IV of the Loan Agreement are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under the Loan Agreement) as of the date hereof (except for those which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).
(e)
As of the date hereof, to the knowledge of the Borrower, there exists no Default or Event of Default under any of the Loan Documents.
(f)
The Obligations are not subject to any offsets, defenses or counterclaims.
4.3
Reaffirmation of Obligations. Except as specifically amended or modified hereby, each Loan Party hereby ratifies the Loan Agreement and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of the Obligations.
4.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Loan Agreement. On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment. No amendment, modification, or waiver of any of the provisions of this Amendment by any party hereto shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto.
4.5
Expenses. Each Loan Party agrees jointly and severally to pay, in accordance with Section 9.04 of the Loan Agreement, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable and documented fees and expenses of O’Melveny & Myers LLP, counsel for the Administrative Agent.
4.6
Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.7
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
4.8
Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means (e.g., PDF by e-mail) shall be effective as an original and shall constitute a representation that an original will be delivered. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment and each other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Loan Document based solely on the lack of paper original copies of this Amendment and/or such other Loan Document and (ii) any claim against the Administrative Agent or any Lender for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
4.9
No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lender Parties, or the Administrative Agent’s or the Lender Parties’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Loan Agreement on or prior to the date hereof.
4.10
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
4.11
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.12
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.16 and 9.18 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and take effect as an instrument under seal as of the date first set forth above.

BORROWER:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership
By:	EASTERLY GOVERNMENT PROPERTIES,
INC., a Maryland corporation,
its sole General Partner

	By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

PARENT:

EASTERLY GOVERNMENT PROPERTIES,
INC., a Maryland corporation
By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting
Officer

[Signatures continue]

SUBSIDIARY GUARANTORS:

USGP ALBANY DEA, LLC,

a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP DALLAS DEA LP,
a Delaware limited partnership

By: USGP DALLAS 1 G.P., LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP DEL RIO CH LP,
a Delaware limited partnership

By: USGP DEL RIO 1 G.P., LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP FRESNO IRS, LLC,
a Delaware limited liability company

By: USGP FRESNO IRS MEMBER LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP SAN ANTONIO, LP,
a Delaware limited partnership

By: USGP SAN ANTONIO GP, LLC, its general partner

By: /s/ Allison Marino

Name:Allison Marino

Title:Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

USGP ALBUQUERQUE USFS I, LLC,
a Delaware limited liability company

By: USGP ALBUQUERQUE USFS I MEMBER, LLC, its sole

member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP II ARLINGTON PTO LP,
a Delaware limited partnership

By: USGP II ARLINGTON PTO GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP II LAKEWOOD DOT LP,
a Delaware limited partnership

By: USGP II LAKEWOOD DOT GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP II LITTLE ROCK FBI LP,
a Delaware limited partnership

By: USGP II LITTLE ROCK FBI GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

USGP II MARTINSBURG USCG LP,
a Delaware limited partnership

By: USGP II MARTINSBURG USCG GENERAL PARTNER LLC, its general partner

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 4411 OMAHA LP,
a Delaware limited partnership

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP CH EL CENTRO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA NORTH HIGHLANDS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA RIVERSIDE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

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EGP DEA SANTA ANA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA VISTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA WH SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP SSA SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP HUNTER LUBBOCK LP,
a Delaware limited partnership

By: EGP LUBBOCK GP LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP CH ABERDEEN LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 2297 OTAY LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP USCIS LINCOLN LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA LAB DALLAS LP,
a Delaware limited partnership

By: EGP DEA LAB DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1970 RICHMOND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 5441 ALBUQUERQUE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 601 OMAHA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 920 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 300 KANSAS CITY LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1000 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 200 ALBANY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 401 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 5425 SALT LAKE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1540 SOUTH BEND LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1201 ALAMEDA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 10749 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1547 TRACY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 5855 SAN JOSE LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 10824 DALLAS LP,
a Delaware limited partnership

By: EGP 10824 DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 130 BUFFALO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 320 CLARKSBURG LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 320 PARKERSBURG LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 500 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 2300 DES PLAINES LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 3311 PITTSBURGH LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 85 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 7400 BAKERSFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1440 UPPER MARLBORO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 836 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 22624 STERLING LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 1201 PORTLAND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 116 SUFFOLK LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 2901 NEW ORLEANS LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 11201 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 14101 TUSTIN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

ORANGE VA LLC,
a Delaware limited liability company

By: EGP WEST HAVEN LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 660 EL PASO LP,
a Delaware limited partnership

By: EGP 660 EL PASO GENERAL PARTNER LLC, its general member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 4444 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP CHICO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 200 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 4136 NORTH CHARLESTON LLC,

a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 111 JACKSON LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 654 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 717 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1501 KNOXVILLE LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 318 SPRINGFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 7220 KANSAS CITY LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA PLEASANTON LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 925 BROOKLYN HEIGHTS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

WEST INDY VA LLC,
a Delaware limited liability company

By: EGP 3510 LUBBOCK LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 17101 BROOMFIELD LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 5525 TAMPA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 2146 COUNCIL BLUFFS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1065 ANAHEIM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 2400 NEWPORT NEWS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 1500 ATLANTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 555 GOLDEN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 8222 IRVING LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 9495 ORLANDO LLC,
a Delaware limited liability company

By:/s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 6643 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

EGP 17455 AURORA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 1973 OGDEN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 850 LEES SUMMIT LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP CARY LLC
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

EGP 4065 BEAVERCREEK LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

[Signatures continue]

The foregoing Amendment is hereby consented to, acknowledged and agreed as of the date hereof.

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent and a Lender

By: /s/ Shari Reams-Henofer
Name: Shari Reams-Henofer
Title: Senior Vice President

[Signatures continue]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Germaine Korhone
Name: Germaine Korhone
Title: Senior Vice President

[Signatures continue]

TRUIST BANK, as a Lender

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Senior Vice President

[Signatures end]

Annex I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender/ Initial Issuing Bank	Commitments	Domestic Lending Office	SOFR Lending Office
PNC Bank, National Association	$40,000,000	500 First Street Pittsburgh, PA 15219 Attn: Kelly Dicicco, Loan Administrator Telephone: 412-768-2916 Facsimile: 412-705-2125	500 First Street Pittsburgh, PA 15219 Attn: Kelly Dicicco, Loan Administrator Telephone: 412-768-2916 Facsimile: 412-705-2125
U.S. Bank National Association	$30,000,000	CLS Syndication Services Team Telephone: 920-237-7601 Facsimile: 920-237-7993 Email: clssyndicationservicesteam@usbank.com	CLS Syndication Services Team Telephone: 920-237-7601 Facsimile: 920-237-7993 Email: clssyndicationservicesteam@usbank.com
Truist Bank	$30,000,000	110 S. Stratford Road Winston Salem, NC 27104 Email: CapitalMarkets-W-S@truist.com	110 S. Stratford Road Winston Salem, NC 27104 Email: CapitalMarkets-W-S@truist.com
Totals	$100,000,000

Annex I-1